Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent Events

On February 28, 2012, a joint venture (or Teekay LNG-Marubeni Joint Venture) between the Partnership and Marubeni Corporation acquired a 100% interest in six LNG carriers from Denmark-based A.P. Moller-Maersk A/S for approximately $1.3 billion. The Teekay LNG-Marubeni Joint Venture financed this acquisition with $1.06 billion from secured loan facilities and $266 million from equity contributions from the Partnership and Marubeni Corporation. The Partnership has a 52% economic interest in the Teekay LNG-Marubeni Joint Venture and consequently its share of the equity contribution was approximately $138 million. The Partnership financed this equity contribution by borrowing under its existing credit facilities.